Exhibit 10.6

                                    GUARANTY


     GUARANTY dated September 8, 1998, made by Gargoyles, Inc., a Washington corporation (the "Guarantor") in favor of Ellen Tracy, Inc., a New Jersey corporation ("Ellen Tracy").


                              W I T N E S S E T H :

     WHEREAS, Gargoyles Acquisition Corporation II, now known as Private Sunglasses Corporation ("Obligor"), a wholly-owned subsidiary of Guarantor, has entered into a Termination Agreement, dated the date hereof, with Ellen Tracy ("the Termination Agreement") pursuant to which Obligor and Ellen Tracy have agreed to terminate a certain license agreement (the "License Agreement") to which Ellen Tracy and Obligor are parties; and

     WHEREAS, pursuant to the Termination Agreement, Obligor has agreed to pay Ellen Tracy certain royalties due and owing to Ellen Tracy under the License Agreement by delivery of a promissory note (the "Note") of even date herewith in the amount of $214,375.00; and

     WHEREAS,  as a  further  inducement  to  Ellen  Tracy  to  enter  into  the
Termination   Agreement,   Guarantor  has  agreed  to  deliver  this   Guaranty,
guaranteeing the obligations of Obligor under the Note; and

     WHEREAS,  Guarantor  has  determined  that  its  execution,   delivery  and
performance of this Guaranty directly benefit, and are within the purposes and in the best interests of, Guarantor.

     NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce Ellen Tracy to execute the Termination Agreement, Guarantor hereby agrees with Ellen Tracy as follows:

     1. Guaranty. Guarantor hereby (i) irrevocably, absolutely and unconditionally guarantees the prompt payment by Obligor as and when due and payable (whether by scheduled maturity, demand or otherwise), of all amounts now or hereafter owing in respect of the Note, for principal or otherwise (the "Obligations"), and whether accruing before or subsequent to the filing of a petition initiating a bankruptcy, reorganization, liquidation or similar proceeding affecting Obligor, notwithstanding the operation of the automatic stay under Section 362(a) of the U.S. Bankruptcy Code, and (ii) agrees to pay any and all expenses (including counsel fees and expenses) incurred by Ellen Tracy in enforcing its rights under this Guaranty.


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     2. Guarantor's Obligations Unconditional.

          (a) Guarantor hereby guarantees that the Obligations will be paid strictly in accordance with the terms of the Note, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Ellen Tracy with respect thereto. The liability of Guarantor hereunder shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Termination Agreement and/or the Note or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term in respect of the Obligations, or any other amendment or waiver of or consent to any departure from the Termination Agreement and/or the Note or (iii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Obligor or any other guarantor in respect of the Obligations or Guarantor in respect hereof.

          (b) This Guaranty (i) is a continuing guaranty and shall remain in full force and effect until the satisfaction in full of the Obligations and the payment of the other expenses to be paid by Guarantor pursuant hereto and (ii) shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by Ellen Tracy upon the insolvency, bankruptcy or reorganization of Obligor or otherwise, all as though such payment had not been made.

     3. Waivers. Guarantor hereby waives (i) promptness and diligence, (ii) notice of acceptance and notice of the incurrence of the Obligations by Obligor,
(iii) notice of any actions taken by Ellen Tracy or Obligor under the Termination Agreement and/or the Note or any other agreement or instrument relating thereto, (iv) notice of change, modification or amendment to the Note,
(v) all other notices, demands and protests, and all other formalities of every kind in connection with the enforcement of the Obligations or of the obligations of Guarantor hereunder, the omission of or delay in which, but for the provisions of this Section 3, might constitute grounds for relieving Guarantor of its obligations hereunder, and (vi) any requirement that Ellen Tracy protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against Obligor or any other entity or any collateral. Guarantor hereby consents to any and all forebearances and extensions of time of payment or performance of the Note and to any and all changes in the terms, covenants and conditions thereof now or at any other time hereafter made or granted with or without notice to Guarantor or prior consent by Guarantor. Guarantor agrees that this Guaranty shall constitute a guaranty of payment and not of collection.

     4. Representations and Warranties. Guarantor hereby represents and warrants that (i) it has all requisite power and authority to execute, deliver and perform this Guaranty, (ii) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required for the due execution, delivery and performance by Guarantor of this Guaranty, (iii) this Guaranty is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, and (iv) there is no action, suit or proceeding pending or threatened against or otherwise affecting Guarantor before any court or other governmental authority


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or any arbitrator which may materially  adversely affect Guarantor's  ability to perform its obligations hereunder.

     5. Consent to Jurisdiction; Waiver of Immunities. Guarantor hereby irrevocably submits to the jurisdiction of any state or Federal court sitting in New York in any action or proceeding arising out of or relating to this Guaranty, and Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state or Federal court. Guarantor irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Guarantor at its address specified in Section 6 hereof. Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 5 shall affect the right of Ellen Tracy to serve legal process in any other manner permitted by law or affect the right of Ellen Tracy to bring any action or proceeding against Guarantor or its property in the courts of any other jurisdictions. To the extent that Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Guarantor hereby irrevocably waives such immunity in respect of its obligations under this Guaranty.

     6. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telegraphed or delivered, if to Guarantor, to its address at 5866 South 194th Street, Kent, Washington 98032; and if to Ellen Tracy, to its address at 575 Seventh Avenue, New York, NY 10018; or, as to either such entity, at such other address as shall be designated by such entity in a written notice to such other entity complying as to delivery with the terms of this Section 6. All such notices and other communications shall be effective (i) if mailed, when deposited in the mails, (ii) if telegraphed, when delivered to the telegraph company, or (iii) if delivered, upon delivery.

     7. Miscellaneous.

          (a) Guarantor will make each payment hereunder in lawful money of United States of America and in same day funds to Ellen Tracy at its address specified in Section 6 hereof.

          (b) No amendment of any provision of this Guaranty shall be effective unless it is in writing and signed by Guarantor and Ellen Tracy, and no waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall be effective unless it is in writing and signed by Ellen Tracy, and then such waiver of consent shall be effective only in the specific instance and for the specific purpose for which given.

          (c) No failure on the part of Ellen Tracy to exercise, and no delay in exercising, any right hereunder or under the Termination Agreement and/or Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right preclude any other or further exercise thereof or the exercise of any


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other right.  The rights and remedies of Ellen Tracy provided  herein and in the
Termination Agreement and/or Note are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of Ellen Tracy under the Termination Agreement and/or Note against any party thereto are not conditional or contingent on any attempt by Ellen Tracy to exercise any of its rights under the Termination Agreement and/or Note against such party or against any other entity.

          (d) Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          (e) This Guaranty shall (i) be binding on Guarantor and its successors and assigns, and (ii) inure, together with all rights and remedies of Ellen Tracy hereunder, to the benefit of Ellen Tracy and its successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, Ellen Tracy may assign or otherwise transfer the Note, and its rights under the Agreement, to any other entity, and such other entity shall thereupon become vested with all of the benefits in respect thereof granted to Ellen Tracy herein or otherwise. None of the rights or obligations of Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of Ellen Tracy.

          (f) This Guaranty shall be governed by and construed in accordance with the law of the State of New York.

          (g) Guarantor  acknowledges that Ellen Tracy is agreeing to accept the
Note in reliance upon this Guaranty. This Guaranty may not be revoked by the undersigned except with the express written consent of Ellen Tracy.

     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed under seal as of the date first above written.

                                  GARGOYLES, INC.


                                  By: /s/ Leo Rosenberger
                                      ---------------------------------
                                  Leo Rosenberger, CEO & CFO

                                  (SEAL)